SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: August 20, 2007

ACTIONVIEW INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	033-90355	87-0542172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1892 West Broadway, 2nd floor, Vancouver, British Columbia, Canada V6Y 1J9
(Address of principal executive offices)

N/A

(former name or former address, if changed since last report)

Registrant's telephone number, including area code: (604) 878-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 20, 2007, the shareholders of the Company approved to amend the Articles of Incorporation of the Company to increase the authorized number of shares of the Company’s Common Stock from 75,000,000 to 1,000,000,000.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Document	Location
3.5	Amendment to articles of incorporation, dated August 20, 2007.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIONVIEW INTERNATIONAL, INC.

August 22, 2007	/s/ Rick Mari	August 22, 2007	/s/ Christopher Stringer
Date	Rick Mari Chief Executive Officer, Secretary and Director	Date	Christopher Stringer President and Director